UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	March 21, 2018
MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rile 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

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Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On March 21, 2018, the Compensation Committee of the Board of Directors of MidSouth Bancorp, Inc. approved the 2018 Annual Incentive Compensation Plan (“AICP”), under which each of the Company’s Named Executive Officers (“NEOs”) participates along with certain other employees.  Under the AICP, an annual bonus pool is established and will be funded based on the achievement of goals established by the Compensation Committee.  Awards under the AICP are based on the extent to which the established goals are met based on a “target” level established by the Compensation Committee and no payments will be made under awards unless the “threshold” levels established by the Compensation Committee are achieved. Payments under the AICP are based on a percentage of the participant’s base salary including 5% for achievement of goals at the “threshold” level, 30% for achievement of goals at the “target” level for NEOs and 45% for achievement of goals at the “maximum” level for NEOs. For 2018, the Compensation Committee has determined that 50% of each NEO’s potential award under the AICP will be based on the achievement of overall Bank goals, which include Earnings Per Share, Classified/Capital, Net Charge-offs + Loss on Sale of Loans, Efficiency Ratio, Loan Growth and Deposit Growth. The remaining 50% of each NEO's potential award under the AICP will be based on individual performance objectives established for each NEO.
Item 8.01. OTHER EVENTS.
On March 21, 2018, MidSouth Bank, N.A. (“MidSouth Bank”) was informed in writing by the Office of the Comptroller of the Currency (the “OCC”) that the OCC has approved the appointment of Chris Mosteller as Chief Banking Officer of MidSouth Bank. Mr. Mosteller joined MidSouth Bank in 2016 as North Texas Regional President after spending more than a decade with Wells Fargo, most recently as Business Banking Manager. He has 15 years of banking experience.

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Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant
By:	/s/ James R. McLemore
James R. McLemore
President and Chief Executive Officer

Date:	March 27, 2018

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